Exhibit 99.1

ACM Research’s Operating Subsidiary ACM Research (Shanghai) Provides Backlog Data

Fremont, Calif., Sept. 30, 2024–ACM Research, Inc. (“ACM”) (NASDAQ: ACMR), a leading supplier of wafer processing solutions for semiconductor and advanced wafer-level packaging applications, today announced that its operating subsidiary ACM Research (Shanghai), Inc. (“ACM Shanghai”) posted backlog figures for ACM Shanghai as of September 30, 2024 and September 27, 2023 on the Shanghai Stock Exchange website [link to China Disclosure].

Backlog

As of September 30, 2024 and September 27, 2023, ACM Shanghai’s total backlog amounted to RMB 6,764.6 million (USD $964.8 million), and RMB 6,795.8 million respectively. The total backlog figures include a mix of orders for tools that have been shipped but not yet recognized as revenue under Chinese generally accepted accounting principles (“Chinese GAAP”), and orders for tools expected to be shipped at a future date.

(RMB in millions)
Item	As of September 30, 2024	As of September 27, 2023	YoY Change (%)
Orders under contract	6,764.6	6,525.7	3.66
Orders awarded by formal bidding process, pending official contract	0.00	270.1	-100.00
Total backlog	6,764.6	6,795.8	-0.46

Backlog is not a financial measure that is defined or recognized by Chinese GAAP or U.S. generally accepted accounting principles, and ACM Shanghai’s method for determining and calculating backlog, and the underlying assumptions, may not be comparable to the methodologies and assumptions used by other companies. Orders included in backlog may not actually generate the amounts of revenue estimated above.

All USD amounts above are for reference only and are translated using the September 27, 2024 Wall Street Journal closing exchange rate.

Reporting Dates

ACM Shanghai will release its full financial results for the nine months ended September 30, 2024 on October 30, 2024 after the market close in China, and on the same day ACM will report preliminary financial results for the nine months ended September 30, 2024 before the market open in the U.S.

ACM will release its full financial results for the third quarter of 2024 and conduct a corresponding conference call to discuss the results in early November 2024. The specific reporting date and details of the conference call will be released at a later date.

Forward-Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on ACM management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings ACM makes with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACM. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. ACM undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

About ACM Research, Inc.

ACM develops, manufactures and sells semiconductor process equipment for single-wafer or batch wet cleaning, electroplating, stress-free polishing, vertical furnace processes, Track and PECVD, which are critical to advanced semiconductor device manufacturing and wafer-level packaging. ACM is committed to delivering customized, high-performance, cost-effective process solutions that semiconductor manufacturers can use in numerous manufacturing steps to improve productivity and product yield. For more information, visit www.acmrcsh.com.

© ACM Research, Inc. The ACM Research logo is a trademark of ACM Research, Inc. For convenience, this trademark appears in this press release without a ™ symbol, but that practice does not mean ACM will not assert, to the fullest extent under applicable law, its rights to such trademark. All other trademarks are the property of their respective owners.

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